WISDOMTREE TRUST

Supplement Dated June 21, 2013

to the currently effective Summary Prospectus,

Statutory Prospectus and Statement of Additional Information (“SAI”) for the

WisdomTree Global ex-U.S. Growth Fund

The following information supplements and should be read in conjunction with the Prospectuses and SAI listed above for the WisdomTree Global ex-U.S. Growth Fund (the “Fund”).

The following replaces: (i) the second paragraph of the “Principal Investment Strategies of the Fund” section in the Fund’s Summary Prospectus and Statutory Prospectus, and (ii) the “Index Description” of the Fund in the “Description of the WisdomTree Indexes” section of the SAI:

The WisdomTree Global ex-U.S. Growth Index is a fundamentally weighted index that consists of dividend-paying global ex-U.S. stocks with growth characteristics. The Index is comprised of the 300 companies in the WisdomTree Global ex-U.S. Dividend Index with the best combined rank of growth and quality factors: specifically long-term earnings growth expectations, return on equity, and return on assets. The starting universe screening requirements include: (i) payment of regular cash dividends on common shares in the annual cycle prior to the annual Index rebalance; (ii) market capitalization of at least $2 billion as of the Index rebalance; and (iii) average daily trading volume of at least $100,000 three months preceding the Index rebalance. Securities are weighted in the Index based on dividends over the prior annual cycle. Companies that pay more total dollar amount of dividends are more heavily weighted. At the time of the Index’s annual rebalance, the maximum weight of any security in the Index is capped at 5% and the maximum weight of any one sector and any one country in the Index is capped at 20%. In response to market conditions, security and sector weights may fluctuate above the specified cap between annual Index rebalance dates.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-002-0613